SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    November 27, 2002

MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-7775 (Commission File No. )	95-0740960 (I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia (Address of principal executive offices)	23219 (Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

Item 5.    Other Events.    Massey Energy Company reached an agreement with its banks to extend and modify its existing credit facilities as described in the attached press release.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

99    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

December 2, 2002

By:    /s/ R. Eberley Davis

Name: R. Eberley Davis
Title: Vice President, Secretary & General Counsel